UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2023
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Akebia Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2023 (the “Annual Meeting”). The Company’s stockholders approved the Company’s 2023 Stock Incentive Plan (the “2023 Plan”), which had previously been adopted by the Company’s board of directors (the “Board”) subject to stockholder approval. The description of the 2023 Plan contained on pages 23 to 38 of the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2023, is incorporated herein by reference. A complete copy of the 2023 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (i) elected three Class III directors to the Board to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal; (ii) approved the 2023 Plan; (iii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

(i) The Class III directors elected to the Board, as well as the number of votes for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Adrian Adams	61,064,658	23,449,941	38,562,661
Michael Rogers	64,246,561	20,268,038	38,562,661
LeAnne M. Zumwalt	60,778,528	23,736,071	38,562,661

(ii) The proposal to approve the 2023 Plan received the following votes:

Votes For:	61,173,115
Votes Against:	22,833,112
Abstentions:	508,372
Broker Non-Votes	38,562,661

(iii) The advisory vote on the compensation of the Company’s named executive officers received the following votes:

Votes For:	59,695,038
Votes Against:	24,230,548
Abstentions:	589,013
Broker Non-Votes	38,562,661

(iii) The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 received the following votes:

Votes For:	116,535,030
Votes Against:	5,158,525
Abstentions:	1,383,705

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1
Akebia Therapeutics, Inc. 2023 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-272453) filed with the Securities and Exchange Commission on June 6, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: June 8, 2023	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer